UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2010 (September 17, 2010)

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts  02458

(Address of Principal Executive Offices)  (Zip Code)

617-332-3990
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 17, 2010, pursuant to our equity compensation plan, our Compensation Committee voted to grant an aggregate of 42,375 common shares of beneficial interest, par value $0.01 per share, to our officers and certain employees of our manager, Reit Management & Research LLC, valued at $27.30 per common share, the closing price of our common shares on the New York Stock Exchange on that day.  These grants were made pursuant to an exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

The Company hereby files the following exhibits:

4.1                   Form of Common Share Certificate.

4.2                   Form of 8¾% Series B Cumulative Redeemable Preferred Share Certificate.

4.3                   Form of 71/8% Series C Cumulative Redeemable Preferred Share Certificate.

4.4                   Form of 6½% Series D Cumulative Convertible Preferred Share Certificate.

10.1            Form of Restricted Share Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
John C. Popeo
Treasurer and Chief Financial Officer

Date: September 17, 2010